POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Aviemore Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President, Treasurer and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald S. Mendelsohn and JoAnn M. Strasser his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   14th   day of April, 2004.

/s/ Paul Michael Frank

President, Treasurer and Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF DUTCHESS

)

Before me, a Notary Public, in and for said county and state, personally appeared Paul Michael Frank, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   14th   day of April, 2004.

/s/ Helga H. Johnson

Notary Public

My commission expires: ________________

HELGA H. JOHNSON

Notary Public – State of New York

No. 01JO6095939

Qualified in Dutchess County

My Commission Expires July 21, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Aviemore Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Paul Michael Frank and Donald S. Mendelsohn, and each of them, her attorneys-in-fact for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this   14th   day of April, 2004.

/s/ Susan Marie McDermott

Susan Marie McDermott

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF DUTCHESS

)

Before me, a Notary Public, in and for said county and state, personally appeared Susan Marie McDermott, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   14   day of April, 2004.

/s/ Teresa M. Lawler

Notary Public

My commission expires: ________________

TERESA M. LAWLER

NOTARY PUBLIC OF NEW JERSEY

My Commission Expires June 21, 2005

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Aviemore Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Paul Michael Frank and Donald S. Mendelsohn, and each of them, her attorneys-in-fact for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this   14th  day of April, 2004.

/s/ Sophie DeVennish Sisler

Sophie DeVennish Sisler

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF DUTCHESS

)

Before me, a Notary Public, in and for said county and state, personally appeared Sophie DeVennish Sisler, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   14th   day of April, 2004.

/s/ Joyce A. Davis

Notary Public

JOYCE A. DAVIS

NOTARY PUBLIC OF NEW JERSEY

MY COMMISSION EXPIRES OCT. 3, 2008

My commission expires: ________________

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Aviemore Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Paul Michael Frank and Donald S. Mendelsohn, and each of them, her attorneys-in-fact for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this   15th   day of April, 2004.

/s/ Sharyn Finkelstein

Sharyn Finkelstein

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF DUTCHESS

)

Before me, a Notary Public, in and for said county and state, personally appeared Sharyn Finkelstein, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   15    day of April, 2004.

/s/ Ira Lew

Notary Public

My commission expires:     8/12/06

Ira Lew

Notary Public, State of New York

No. 01LE5064336

Qualified in New York County

Commission Expires On August 12, 2006

CERTIFICATE

The undersigned, Secretary of Aviemore Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April   14  , 2004, and is in full force and effect:

"WHEREAS, Aviemore Funds, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald S. Mendelsohn and JoAnn M. Strasser, and each of them, its attorneys-in-fact for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  April   14  , 2004

/s/ Donna Rand Frank

Donna Rand Frank, Secretary

Aviemore Funds

031303